Ex. 10.60


                    SUBORDINATION AND INTERCREDITOR AGREEMENT
                    ----------------- ------------- ---------

          THIS  SUBORDINATION  AND  INTERCREDITOR  AGREEMENT  (this "Agreement")
                                                                     ---------
made as of the 10th day of October, 2001, by and among CARDIOTECH INTERNATIONAL, INC., a Massachusetts corporation, having an office at 78-E Olympia Avenue, Woburn, MA 01801 (hereinafter referred to as the "Senior Creditor"), and
                                                          ---------------
Anthony Armini, residing at 13 Skytop Drive, Manchester-by-the-Sea, Massachusetts 01944 ("Armini"), Mark Gadarowksi, residing at 25 Stanley Lane,
                        ------
Nashua,  New  Hampshire 03062 ("M. Gadarowski"), Dennis Gardarowski, residing at
                                -- ----------
31  Woodland  Road,  Billerica,  Massachusetts  01821 ("D. Gadarowski"), Richard
                                                        --------------
Sahagian, residing at 4 Ward Street, Burlington, Massachusetts 01803 ("Sahagian"), and Daryl Huntington, residing at 869 Route 77, Weare, New Hampshire 03281 ("Huntington" and, together with Armini, Gadarowski, D.
                    ----------
Gardarowski,  and  Sahagian,  the  "Subordinate  Creditors").
                                    ----------------------


                                   WITNESSETH:
                                   ----------

          WHEREAS, the Senior Creditor has provided a line of credit facility in the principal amount of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "Senior Loan"), to IMPLANT SCIENCES CORPORATION, a Massachusetts corporation
 ------------
("Implant");  and
 --------

          WHEREAS, Implant is indebted to the Subordinate Creditors in the amounts set forth in Section 3 herein (collectively, the "Subordinate Loans");
                                                            -----------------

          WHEREAS, the Senior Creditor is unwilling to extend the Senior Loan to Implant unless the Subordinate Creditors agree to subordinate the Subordinate Loans to the Senior Loan in the manner hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Subordinate Creditors and the Senior Creditor hereby agree as follows:

1.     The  Subordinate  Loans,  any  other  document  evidencing,  securing  or guaranteeing the indebtedness thereunder or otherwise executed in connection with the Subordinate Loans (collectively, together with any extensions, modifications, substitutions and consolidations thereof, being hereinafter collectively referred to as the "Subordinate Loan Documents") and all advances
                                   ---------------- ---------
made thereunder are hereby, and shall continue to be, subject and subordinate in lien and in payment to (i) the lien and payment of the Senior Loan and any other document evidencing, securing or guaranteeing the indebtedness thereunder or otherwise executed in connection with the Senior Loan (collectively referred to as the "Senior Loan Documents"), (ii) all advances and disbursements made under
         ---------------------
the  Senior  Loan  or  the  other  Senior  Loan  Documents without regard to the application of such proceeds, together with all interest, prepayment premiums and all other sums due under the Senior Loan, which advances and disbursements may be made without notice to or the consent of the Subordinate Creditors, and
(iii) any severances, consolidations, extensions, renewals and/or modifications of the Senior Loan Documents, including modifications increasing or otherwise relating to the rate of interest payable to the Senior Creditor and other indebtedness under the Senior Loan, which modifications may be made without notice to or consent of the Subordinate Creditors. All of the terms, covenants and conditions of the Subordinate Loans and the Subordinate Loan Documents are hereby, and shall continue to be, subordinate to all of the terms, covenants and conditions of the Senior Loan and the Senior Loan Documents. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditor or the actual date and time of execution, delivery, recordation, filing or perfection of any collateral securing the Senior Loan or the Subordinate Loans, or the lien or priority of payment thereof, and notwithstanding the fact that the Senior Loan or any claim for the Senior Loan is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law. In the event
       ----------------
of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal or state law, the Senior Loan shall include all interest accrued on the Senior Loan, in accordance with and at the rates specified in the Senior Loan Documents, both for periods before and for periods after the commencement of any of such proceedings, even if the claim for such interest is not allowed pursuant to applicable law.

2. In addition, without limiting the foregoing, the Subordinate Creditors agree that all rights of the Subordinate Creditors under the Subordinate Loan or under the Subordinate Loan Documents in and to all assets of Implant and the proceeds thereof shall be expressly subject and subordinate:

(a) to the rights of the Senior Creditor in and to all the assets of Implant and the proceeds thereof on the terms set forth in the Senior Loan and the Senior Loan Documents; and

(b) to any and all advances made and other expenses incurred under and as permitted in the Senior Loan and the Senior Loan Documents.

3. The Subordinate Creditors hereby represent and warrant that: (a) the principal amounts outstanding under the Subordinate Loans as of the date hereof are as follows:

     Name  of  Subordinate  Creditor          Principal  Amount  Outstanding
     -------------------------------          ------------------------------

     Armini                                   $166,838.00
     M.  Gadarowski                           $ 14,361.00
     D.  Gadarowski                           $ 14,361.00
     Sahagian                                 $ 14,361.00
     Huntington                               $ 14,361.00

; (b) Implant is not in default in the observance and/or performance of any of the obligations thereunder required to be observed and performed by Implant under the Subordinate Loans; (c) no event has occurred, which, with the passing of time or the giving of notice or both would constitute a default thereunder; and (d) all payments due thereon to and including the date hereof, have been paid in full.

4. The Senior Creditor and the Subordinate Creditors hereby agree, so long as any sum shall remain outstanding on the Senior Loan, that:

(a) The Subordinate Creditors shall simultaneously send to the Senior Creditor due notice of all defaults under the Subordinate Loans as well as copies of all notices required to be delivered to Implant under the Subordinate Loans.

(b) The Subordinate Creditors shall have no right to commence any enforcement action or exercise any remedies in respect of the Subordinate Loans.

5. The Senior Creditor and the Subordinate Creditors shall cooperate fully with each other in order to promptly and fully carry out the terms and provisions of this Agreement. Each party hereto shall from time to time execute and deliver such other agreements, documents or instruments and take such other actions as may be reasonably necessary or desirable to effectuate the terms of this Agreement.

6. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

7. Each party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement. In the event any party fails to comply with its obligations hereunder, the other party shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available.

8. Any notice to be given under this Agreement shall be in writing and shall be deemed to be given when received by the party to whom it is addressed.
Notices shall be in writing and sent by registered mail, hand delivery or by special courier (in each case, return receipt requested). Notices to the parties hereto shall be sent to the addresses first set forth herein or such other address or addresses as shall be designated by a party hereto in a written notice to the other parties.

9. In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinate Loan or the Subordinate Loan Documents, the provisions of this Agreement shall prevail.

11. No person, including, without limitation, Implant, other than the parties hereto and their successors and permitted assigns as holders of the Senior Loan and the Subordinate Loans shall have any rights under this Agreement.

12. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party.

14. In case any or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

15. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and all rules and regulations promulgated thereunder shall apply.

16. This Agreement shall bind and inure to the benefit of the Senior Creditor and the Subordinate Creditors and their respective successors, transferees and assigns.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                              CARDIOTECH  INTERNATIONAL,  INC.



                              By:  /s/  Michael  Szycher
                                 -----------------------
                              Name:  Michael  Szycher
                              Title:  CEO


                              /s/  Anthony  J.  Armini
                              ------------------------
                              ANTHONY  ARMINI


                              _________________________________
                              MARK  GADAROWSKI

                              _________________________________
                              DENNIS  GADAROWSKI


                              _________________________________
                              RICHARD  SAHAGIAN


                              _________________________________
                              DARYL  HUNTINGTON